189 PSUM-1 02/13

SUPPLEMENT DATED FEBRUARY 19, 2013

TO THE SUMMARY PROSPECTUS DATED MARCH 1, 2012 OF

Franklin MICROCAP VALUE Fund

(a series of Franklin Value Investors Trust)

The summary prospectus is amended as follows:

I. The first paragraph on page 2 is replaced with the following:

The Fund is currently closed to new investors, except certain Funds of Funds of Franklin Templeton Fund Allocator Series and new participants in employer sponsored retirement plans invested in the Fund as of February 19, 2013. For more information, please turn to "Fund Details - Franklin MicroCap Value Fund" beginning on page 60 of this Prospectus.

Please retain this supplement with your prospectus for reference.